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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): February 14, 2001


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)



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ITEM 5.    OTHER EVENTS
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     On February 14, 2001, GulfMark Offshore, Inc. (NASDAQ: GMRK)
announced an update to its contract coverage report. Additional information is included in the Company's press release dated February 14, 2001, which is attached hereto as Exhibit 99.1 and contract coverage report as Exhibit 99.2.

(b)   Exhibits.

Exhibit No.                   Description
-----------       ----------------------------------------
99.1              Press Release dated February 14, 2001

99.2 Contract coverage report for 2001 and other information as of February 13, 2001


ITEM 9.    REGULATION FD DISCLOSURE
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     The Registrant hereby incorporates by reference into this Item 9 the summary report of 2001 contract coverage together with other information, as of February 13, 2001, attached as Exhibit 99.2, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

Forward-Looking Statements

     This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: prices of oil and gas and their effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects; and other material factors that are described from time to time in the Company's filings with the SEC. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: February 14, 2001                  By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Executive Vice President and
                                            Chief Financial Officer
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                               EXHIBIT INDEX

Exhibit No.                   Description
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99.1              Press Release dated February 14, 2001

99.2 Contract coverage report for 2001 and other information as of February 13, 2001












































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